Exhibit 99.1

12 July 2022

ASX RELEASE

Company Announcements Platform

Sezzle and Zip Mutually Agree to Terminate Proposed Merger

Sezzle Provides Preliminary 2Q22 Results

Sezzle Inc. (ASX:SZL) (Sezzle or Company) // Sezzle and Zip Co Limited (ASX:ZIP) (“Zip”) have mutually agreed to terminate the agreement and plan of merger signed on 28 February 2022 (the “Merger Agreement”). The termination is effective immediately. As part of the mutual termination, Sezzle will receive from Zip U.S. $11 million, to cover, among other things, Sezzle’s legal, accounting, and other costs associated with the transaction.

“While we were excited by the potential of this transaction, our Board and management team are laser-focused on our strategy and execution,” stated Charlie Youakim, Co-founder, Executive Chairman, and CEO of Sezzle. “We remain dedicated to driving toward profitability and free cash flow and believe this is the best outcome for our shareholders.”

Preliminary results for the second quarter ended 30 June 2022:

●	Second quarter Underlying Merchant Sales (UMS) is expected to be within the range of US$415.0 million to US$420.0 million.

●	Total Income for the second quarter is expected to be within the range of US$28.5 million to US$29.5 million.

●	Second quarter Total Income less Transaction Related Costs[1] is expected to be within the range of US$8.5 million to US$9.5 million.

●	The Company is well-positioned with approximately US$71.0 million of cash on hand and availability on its line of credit facility as of 30 June 2022 (not including the US$11.0 million reimbursement to be received from Zip subsequent to quarter end).

[1]	Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Uncollectible Accounts, and Net Interest Expense.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401

Preliminary Second Quarter Estimated Results (US$ in millions) (Unaudited)

	Quarter Ended	Quarter Ended
	30 June 2022	30 June 2021
Underlying Merchant Sales	$415.0 to $420.0	$411.1
Total Income	$28.5 to $29.5	$27.8
Total Income Less Transaction Related Costs[1]	$8.5 to $9.5	$3.2

1.	Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Uncollectible Accounts, and Net Interest Expense

The Company will provide more detailed releases regarding its’ second quarter results on 29 July 2022 (Sydney time) in the Appendix 4C on the ASX and on 15 August 2022 (New York time) on Form 10-Q with the SEC.

This announcement was approved by the Company’s CEO and Executive Chair, Charlie Youakim, on behalf of the Sezzle Inc. Board.

Contact Information

For more information about this announcement:

Lee Brading, CFA	Justin Clyne	Erin Foran
Investor Relations	Company Secretary	Media Enquiries
+651 240 6001	+61 407 123 143	+651 403 2184
InvestorRelations@sezzle.com	jclyne@clynecorporate.com.au	Erin.foran@sezzle.com

About Sezzle Inc.

Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom.

For more information visit sezzle.com.

Sezzle’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future, unless the re-sale of the CDIs is registered under the Securities Act or another exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401

Forward-Looking Statements

This press release includes “forward-looking statements” and information, including statements regarding the Company’s preliminary estimated results of operations for its second quarter of 2022 and the Company’s strategy and results of operations and financial condition, including anticipated profitability and free cash flow. When used in this press release, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described in the section “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”). These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. There is a risk that such predictions, estimates, projections, and other forward-looking statements will not be achieved. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, the Company’s actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect the Company’s actual performance. Risks and uncertainties that could affect such performance include, but are not limited to: impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; impact of macro-economic conditions on consumer spending; the Company’s ability to increase the Company’s merchant network, the Company’s base of consumers and UMS; the Company’s ability to effectively manage growth, sustain the Company’s growth rate and maintain the Company’s market share; the Company’s ability to meet additional capital requirements; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of the Company’s platform by the Company’s merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to the Company’s operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which the Company operates; the Company’s ability to protect the Company’s intellectual property rights; the Company’s ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and the international markets in which the Company operates; and the Company’s ability to achieve the Company’s public benefit purpose and maintain its B Corporation certification; the other factors identified in the “Risk Factors” section of the 2021 Form 10-K.

The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include, but are not limited to, the risks described in the section “Risk Factors” included in the 2021 Form 10-K. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by these cautionary statements. These cautionary statements should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the cautionary statements in this section, to reflect events or circumstances after the date of this press release.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401

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